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                                                                EXHIBIT d(4)(e)


                                 AMENDMENT NO. 4
                                       TO
                            FOREIGN COUNTRY SELECTION
              AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                              DELEGATION AGREEMENT


         This Amendment No. 4, dated as of January 26, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following investment companies and funds:

                  EMERGING MARKETS DEBT PORTFOLIO

                  GROWTH PORTFOLIO
                           Small Cap Portfolio
                           Value Portfolio

                  GLOBAL INVESTMENT PORTFOLIO
                           Global Consumer Products and Services Portfolio Global Financial Services Portfolio
                           Global Infrastructure Portfolio
                           Global Natural Resources Portfolio

                  GT GLOBAL FLOATING RATE FUND, INC. (doing business as AIM
                           Floating Rate Fund)

                  AIM SERIES TRUST
                           AIM Global Trends Fund

                  FLOATING RATE PORTFOLIO

                  AIM EASTERN EUROPE FUND

                  AIM INVESTMENT FUNDS
                           AIM Global Government Income Fund
                           AIM Strategic Income Fund
                           AIM Emerging Markets Debt Fund
                           AIM Global Growth & Income Fund
                           AIM Emerging Markets Fund
                           AIM Developing Markets Fund
                           AIM Latin American Growth Fund
                           AIM Global Financial Services Fund

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                           AIM Global Health Care Fund
                           AIM Global Telecommunications Fund
                           AIM Global Consumer Products and Services Fund AIM Global Infrastructure Fund
                           AIM Global Resources Fund

                  AIM GROWTH SERIES
                           AIM New Pacific Growth Fund
                           AIM Europe Growth Fund
                           AIM Japan Growth Fund
                           AIM International Growth Fund
                           AIM Worldwide Growth Fund
                           AIM Mid Cap Equity Fund
                           AIM Small Cap Growth Fund
                           AIM Basic Value Fund

                  GT GLOBAL VARIABLE INVESTMENT TRUST
                           GT Global Variable Latin America Fund
                           GT Global Variable Telecommunications Fund
                           GT Global Variable Growth & Income Fund
                           GT Global Variable Strategic Income Fund
                           GT Global Variable Emerging Markets Fund
                           GT Global Variable Government Income Fund
                           GT Global Variable U.S. Government Income Fund GT Global Variable Infrastructure Fund
                           GT Global Variable Natural Resources Fund

                  GT GLOBAL VARIABLE INVESTMENT SERIES
                           GT Global Variable New Pacific Fund
                           GT Global Variable Europe Fund
                           GT Global Variable America Fund
                           GT Global Variable International Fund
                           GT Global Variable Money Market Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.



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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their respective officers on the date first written above.


                                            A I M ADVISORS, INC.



Attest: /s/ P. MICHELLE GRACE               By: /s/ CAROL F. RELIHAN
       ---------------------------------       ---------------------------------
        Assistant Secretary                    Senior Vice President



AIM ADVISOR FUNDS, INC.                  AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                    AIM Asian Growth Fund
AIM Advisor International Value Fund     AIM European Development Fund
AIM Advisor Large Cap Value Fund         AIM International Equity Fund
AIM Advisor MultiFlex Fund               AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
                                         AIM Global Income Fund
AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund               AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                       AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund             AIM V.I. Balanced Fund
AIM Charter Fund                         AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                   AIM V.I. Capital Development Fund
AIM Weingarten Fund                      AIM V.I. Diversified Income Fund
                                         AIM V.I. Global Growth and Income Fund
AIM FUNDS GROUP                          AIM V.I. Global Utilities Fund
AIM Balanced Fund                        AIM V.I. Government Securities Fund
AIM Global Utilities Fund                AIM V.I. Growth Fund
AIM High Yield Fund                      AIM V.I. Growth & Income Fund
AIM Income Fund                          AIM V.I. High Yield Fund
AIM Money Market Fund                    AIM V.I. International Equity Fund
AIM Select Growth Fund                   AIM V.I. Money Market Fund
AIM Value Fund                           AIM V.I. Telecommunications Fund
                                         AIM V.I. Value Fund
AIM INVESTMENT SECURITIES FUNDS
AIM High Yield Fund II                   EMERGING MARKETS DEBT PORTFOLIO

AIM SPECIAL OPPORTUNITIES FUNDS          GROWTH PORTFOLIO
AIM Small Cap Opportunities Fund         Small Cap Portfolio
AIM Mid Cap Opportunities Fund           Value Portfolio

AIM SUMMIT FUND, INC.



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GLOBAL INVESTMENT PORTFOLIO              AIM GROWTH SERIES
Global Consumer Products and Services    AIM New Pacific Growth Fund
  Portfolio                              AIM Europe Growth Fund
Global Financial Services Portfolio      AIM Japan Growth Fund
Global Infrastructure Portfolio          AIM International Growth Fund
Global Natural Resources Portfolio       AIM Worldwide Growth Fund
                                         AIM Mid Cap Equity Fund
GT GLOBAL FLOATING RATE FUND, INC.       AIM Small Cap Growth Fund
(doing business as AIM Floating Rate     AIM Basic Value Fund
   Fund)
                                         GT GLOBAL VARIABLE INVESTMENT TRUST
AIM SERIES TRUST                         GT Global Variable Latin America Fund
AIM Global Trends Fund                   GT Global Variable Telecommunications
                                              Fund
FLOATING RATE PORTFOLIO                  GT Global Variable Growth & Income
                                            Fund
AIM EASTERN EUROPE FUND                  GT Global Variable Strategic Income
                                            Fund
AIM INVESTMENT FUNDS                     GT Global Variable Emerging Markets
AIM Global Government Income Fund           Fund
AIM Strategic Income Fund                GT Global Variable Government Income
AIM Emerging Markets Debt Fund              Fund
AIM Global Growth & Income Fund          GT Global Variable U.S. Government
AIM Emerging Markets Fund                   Income Fund
AIM Developing Markets Fund              GT Global Variable Infrastructure Fund
AIM Latin American Growth Fund           GT Global Variable Natural Resources
AIM Global Financial Services Fund          Fund
AIM Global Health Care Fund
AIM Global Telecommunications Fund       GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Global Consumer Products and         GT Global Variable New Pacific Fund
   Services Fund                         GT Global Variable Europe Fund
AIM Global Infrastructure Fund           GT Global Variable America Fund
AIM Global Resources Fund                GT Global Variable International Fund
                                         GT Global Variable Money Market Fund

        /s/ SAMUEL D. SIRKO

Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ------------------------------       ------------------------------------
       Assistant Secretary                  President